Exhibit 10.9

[ROGERS LOGO]                    MASTER SERVICES              Commercial Summary
                                    AGREEMENT
--------------------------------------------------------------------------------

This Master Services Agreement dated and effective as of the date specified in
Section 2 of the General Terms and Conditions, is between Rogers Telecom Inc. ("Rogers Telecom"), a corporation under the laws of Canada and Teliphone Inc., a corporation existing under the laws of (the "Customer"), either party being referred to as "Party" and both collectively as "Parties".

1     Agreement

By this Agreement, the Customer subscribes to Services listed below and Rogers Telecom agrees to provide such Services to the Customer. Unless otherwise stated, all pricing is in Canadian currency, is exclusive of taxes and inclusive of all applicable discounts.

2     Voice Service

2.1   Long Distance Voice Services:

            SERVICE                Term (years)    Effective Date        Price per minute
------------------------------   ---------------   --------------   -------------------------
|X| long distance service.       Two (2) year(s)   April 24, 2006   Canada        $0,03
                                                                    US            $0,03
                                                                    International see below

|X| toll free service.           Two (2) year(s)   April 24, 2006   Can to Can    $0,03
                                                                    US to Can     $0,03
                                                                    Can to US     $

|_| calling card service.        One (1) year(s)                    Canada        $
                                                                    US            $
                                                                    International see below

|_| enhanced toll free service   One (1) year(s)                    $ surcharge per call
                                                                    $ premium per minute

|X| Bill Analysis Software.      Two (2) year(s)   April 24, 2006   $ 0 per month

(a) Minimum Monthly Commitment. During each Billing of this Agreement, the Customer agrees to maintain a Minimum Commitment equal to of Voice Services (the aggregate of those Voice Services selected in Section 2.1 above).

(b)   International Service. Rates are standard Rogers Telecom posted rates.

(c) Billing Increments. International calls will be billed in six (6) second increments, subject to a thirty (30) second minimum. All other long distance services will be billed in one (1) second increments, subject to a thirty (30) second minimum.

2.2   Conferencing Services:

               SERVICE                   Term (years)    Effective Date      Rates
------------------------------------   ---------------   --------------   ------------
|_| On-Demand                          One (1) year(s)                    $ per minute
|_| Automated                          One (1) year(s)                    $ per minute
|_| Operator                           One (1) year(s)                    $ per minute
|_| Premier                            One (1) year(s)                    $ per minute
|_| Web Conferencing                   One (1) year(s)                    $ per minute
      |_| Conferencing Long Distance   One (1) year(s)                    $ per minute
      |_| Conferencing Toll Free       One (1) year(s)                    $ per minute
      |_| Conferencing International   One (1) year(s)                    $ per minute
|_| Additional Features:               One (1) year(s)


             Master Service Agreement - Commercial Summary - Page 1
                              Approved August 2005
                       Copyright 2005 Rogers Telecom Inc.

      Rogers Telecom Inc. - Master Services Agreement - Commercial Summary

(a) Minimum Monthly Commitment. During each Billing of this Agreement, the Customer agrees to maintain a Minimum Commitment equal to Audio Conferencing bridge minutes.

(b) Long distance/Toll free. Audio Conferencing long distance and toll free minutes (i) are billed at the per minute rate set out in this section, and
      (ii) do not count towards fulfillment of any minimum commitment set out for long distance Voice Services.

2.3   Other Services:

             SERVICE                  Term (years)    Effective Date        Rates
---------------------------------   ---------------   --------------   ----------------
|X| Digital PRI.                    Two (2) year(s)   April 24, 2006   $1500 per month
|_| Standard Local Services.        One (1) year(s)                    $ per month
|_| Hospitality Operator Service.   One (1) year(s)                      Percent Rebate

(c)   MC. Unless otherwise specified, the MC for the Services listed in this section is the sum of all recurring charges specified above for the duration of the Term.

3     Data and Other Services

3.1   Data Services.

                    SERVICE                          Term (years)    Effective Date
------------------------------------------------   ---------------   --------------
|_| Asynchronous Transfer Mode (ATM)               One (1) year(s)
|_| Business Internet Access                       One (1) year(s)
|_| DSL/BID                                        One (1) year(s)
|_| Frame Relay Service                            One (1) year(s)
|_| Private Line Service                           One (1) year(s)
|_| IP-VPN                                         One (1) year(s)
|_| Managed Network Services                       One (1) year(s)
|_| SDSL Access for Frame Relay                    One (1) year(s)
|_| Transparent Local Area Network Service (TLS)   One (1) year(s)
|_| Other data:                                    One (1) year(s)

3.2   Other Services:

                     SERVICE                         Term (years)    Effective Date
------------------------------------------------   ---------------   --------------
|_| Enhanced Voice Application Service             One (1) year(s)
|_| Video Conferencing                             One (1) year(s)
|_| Solutions Alliance Program                     One (1) year(s)
     (as per the terms and conditions of the
     attached Solutions Alliance agreement)
|_| Other:                                         One (1) year(s)

3.3 MC. Unless otherwise specified, the MC for the Services (Data or other) listed in this section is the sum of all recurring charges specified in the attached Data Service quotes or other Service Descriptions.

3.4 Specific Terms and Conditions. The initial terms, effective dates, rates and other conditions applicable to each of the Services listed in this section are set out in the attached Data Service quotes. Rates for Data Services do not count towards fulfillment of the MC for Voice Services. Specific terms and conditions for each of the Services are further described in the attached Service Descriptions.


             Master Service Agreement - Commercial Summary - Page 2
                              Approved August 2005
                       Copyright 2005 Rogers Telecom Inc.

      Rogers Telecom Inc. - Master Services Agreement - Commercial Summary

4     Addresses for Notice:

Customer                       Rogers Telecom Inc.
Teliphone Inc.                 2235 Sheppard Avenue East
1080 Beaver Hall, Suite 1555   Suite 700
Montreal, Quebec               North York, Ontario
H2Z 1S8                        M2J 5B5

Phone: 514.313.6010            Phone: (416) 496-1644
Fax:                           Fax: (416) 718-6184

Attention: George Metrakos     Attention: President, Enterprise Communications
Title: President                          Solutions

With a copy to:                With a copy to: Legal Department
Fax:                           Fax: (416) 718-6410

5     Complete Agreement

(1) The Customer acknowledges having received and being bound by each of the following components of this Master Services Agreement:

Master Service Agreement Component

|X| Commercial Summary
|X| General Terms and Conditions
|X| Service Descriptions             |X| Voice Services

                                     |_| General Data Services

                                     |_| Remote Access IP-VPN

                                     |_| CPE IP-VPN

                                     |_| DSL-BID

                                     |_| MNS

                                     |_| Business Internet

                                     |_| IP Enabled Solutions
|_| Credit Requirements
|_| Lease

(2) If the Customer is leasing equipment from or through Rogers Telecom, terms and conditions pertaining to the leased equipment will be set out in a schedule and the terms in that schedule that will have precedence over any other inconsistent or conflicting terms in any other part of the Master Services Agreement.

The Parties to this Agreement have executed it by their duly authorized representatives.

  Party     Rogers Telecom Inc.   Rogers Telecom Inc.
---------   -------------------   -------------------
Signature

Name        Maurice Lussier       Patrick Lebeuf
Title       Director of Sales     Account Manager
Date        2006-04-24            2006-04-24

  Party     Customer - Teliphone Inc.
---------   -------------------------
Signature

Name        George Metrakos
Title       President
Date        2006-04-24


             Master Service Agreement - Commercial Summary - Page 3
                              Approved August 2005
                       Copyright 2005 Rogers Telecom Inc.

      Rogers Telecom Inc. - Master Services Agreement - Commercial Summary

Appendix to Commercial Summary

      The following special terms are incorporated into this Agreement:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

This Appendix is only valid if executed by both Parties.

  Party     Rogers Telecom Inc.   Rogers Telecom Inc.
---------   -------------------   -------------------
Signature

Name        Maurice Lussier       Patrick Lebeuf
Title       Director of Sales     Account Manager
Date        2006-04-24            2006-04-24

  Party     Customer - Teliphone Inc.
---------   -------------------------
Signature

Name        George Metrakos
Title       President
Date        2006-04-24


             Master Service Agreement - Commercial Summary - Page 4
                              Approved August 2005
                       Copyright 2005 Rogers Telecom Inc.